Supplement to the currently effective Prospectus of each of the listed funds:

Scudder California Tax Free Fund             Scudder Small Company Value Fund

Classic Growth Fund (Class S only)           Value Fund (Class S only)

Scudder New York Tax Free Fund


The applicable Board of each of the above-mentioned funds (identified in the table below under the heading "Acquired Fund") recently approved an Agreement and Plan of Reorganization (the "Plan") between each Fund and the corresponding Acquiring Fund identified in the chart below. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it manages.

The Plan applicable to each Fund provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Fund solely in exchange for voting shares of the corresponding Acquiring Fund. Following the exchange, the Fund will distribute shares of the corresponding Acquiring Fund to the Fund's shareholders as part of the Fund's cessation of operations as provided for in the Plan. (Each transaction contemplated by a Plan is referred to as a "Reorganization.")

Each Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders of the applicable Fund. A Special Meeting (the "Meeting") of the shareholders of each Fund will be held on or about May 24, 2001 and shareholders will be given the opportunity to vote on the Plan and any other matters affecting the Fund at that time. In connection with each Meeting, the applicable Fund will deliver to its shareholders: (i) a Proxy Statement/Prospectus describing in detail the Reorganization and the Board's considerations in recommending that shareholders approve the Reorganization, and
(ii) a Prospectus for the Acquiring Fund.

If the Plan for a Fund is approved at the Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective at 9:00 a.m. Eastern standard time on or about the appropriate Proposed Reorganization Date identified in the chart below. If shareholder approval of a Plan is delayed due to failure to obtain a quorum or otherwise, the Reorganization will become effective as soon as practicable after the receipt of shareholder approval.

In the event the shareholders of a Fund fail to approve the Plan for that Fund, the Fund will continue to operate and the Fund's Board may resubmit the Plan for shareholder approval or consider other proposals.

Acquired Fund                                       Acquiring Fund                                Proposed Reorganization Date
----------------------------------------------------------------------------------------------------------------------------------
Scudder California Tax Free Fund                    Kemper California Tax-Free Income Fund                 June 18, 2001
----------------------------------------------------------------------------------------------------------------------------------
Classic Growth Fund                                 Scudder Capital Growth Fund                            June 25, 2001
----------------------------------------------------------------------------------------------------------------------------------
Scudder New York Tax Free Fund                      Kemper New York Tax-Free Income Fund                   June 18, 2001
----------------------------------------------------------------------------------------------------------------------------------
Scudder Small Company Value Fund                    Kemper Small Cap Value Fund                            June 25, 2001
----------------------------------------------------------------------------------------------------------------------------------
Value Fund                                          Scudder Large Company Value Fund                       June 25, 2001
----------------------------------------------------------------------------------------------------------------------------------

November 30, 2000